                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)

          Michigan                     000-230-661                38-3317208
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

       30142 Wixom Road, Michigan                                        48334
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 22, 2006, Rockwell Medical Technologies, Inc. ("Rockwell"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with Emerald Asset Advisors, LLC ("Emerald"), pursuant to which Emerald agreed to purchase 111,895 common shares of Rockwell for an aggregate purchase price of $500,000. Also in connection with the Purchase Agreement, on June 22, 2006, Rockwell entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Emerald wherein Rockwell agreed to prepare and file with the U.S. Securities and Exchange Commission a registration statement covering the resale by Emerald of the common shares of Rockwell which Emerald purchased pursuant to the Purchase Agreement, and to take certain other actions to enable Emerald to resell such common shares.

     There is no material relationship between Rockwell and Emerald, other than in respect of the Purchase Agreement and the Registration Rights Agreement.

     The foregoing description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibits 10.1, and to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.2, each of which are hereby incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

     The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

     The following exhibits are furnished with this Form 8-K:

Exhibit   Description
-------   -----------
10.1      Securities Purchase Agreement between Rockwell Medical Technologies,
          Inc. and Emerald Asset Advisors, LLC dated June 22, 2006.

10.2      Registration Rights Agreement between Rockwell Medical Technologies,
          Inc. and Emerald Asset Advisors, LLC dated June 22, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date: June 23, 2006                     By: /s/ Thomas E. Klema
                                            ------------------------------------
                                            Thomas E. Klema
                                            Vice President and Chief Financial
                                            Officer


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

                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
10.1      Securities Purchase Agreement between Rockwell Medical Technologies,
          Inc. and Emerald Asset Advisors, LLC dated June 22, 2006.

10.2      Registration Rights Agreement between Rockwell Medical Technologies,
          Inc. and Emerald Asset Advisors, LLC dated June 22, 2006.


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